AMENDMENT TO DEPOSIT TRUST AGREEMENT

         THIS AMENDMENT, dated as of March 16, 2001 (this "Amendment") is made by DF Special Holdings Corporation, a Delaware corporation, as depositor (in such capacity, the "Depositor"), and Wilmington Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee").

         WHEREAS, the Depositor and the Owner Trustee have previously entered into a Deposit Trust Agreement dated as of December 22, 2000 (the "2000-1 Trust Agreement") relating to the formation of Delta Funding Residual Trust 2000-1;

         WHEREAS, Section 10.1 of the 2000-1 Trust Agreement provides that upon the written request of the Certificateholders and, prior to the termination of the Indenture, with the prior written consent of the Collateral Agent, the Deposit Trust Agreement may be amended or supplemented as provided herein;

         WHEREAS, the Certificateholder has requested, and the Collateral Agent has consented to, the amendments to the 2000-1 Trust Agreement set forth herein;

         WHEREAS, all acts and things prescribed by law and by the Depositor's and the Owner Trustee's Certificates of Incorporation and By-laws (each as now in effect) necessary to make this Amendment a valid instrument legally binding on the Depositor and the Owner Trustee for the purposes herein expressed, in accordance with its terms, have been duly done and performed.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Depositor and the Owner Trustee hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the 2000-1 Trust Agreement.

         2.      AMENDMENTS.

         (a) The definition of "Collateral Test" set forth in Article 1 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "'Collateral Test' shall mean compliance by the Company with the Residual Receivable Maintenance Requirements set forth in Section 4.17 of the Indenture."

         (b) The definition of "Release Certification" set forth in Article 1 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "'Release Certification' shall mean the certification by the Depositor in connection with the release of amounts in the Cash Collateral Account pursuant to Section 3.3 in the form attached as Exhibit E hereto."

         (c) The definition of "Released Certificates" set forth in Article 1 of the 2000-1 Trust Agreement is hereby deleted in its entirety.

         (d) The definition of "Underlying Agreements" set forth in Article 1 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "'Underlying Agreements' shall mean as of any date of determination any or all of the pooling and servicing agreements and/or trust agreements pursuant to which the Underlying Certificates were issued."

         (e) Paragraph (b) of Section 3.3 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "(b) Upon satisfaction of the conditions to a release from the Cash Collateral Account as set forth in the Release Certification, and subject to the provisions of Section 4.2(d), the Depositor may from time to time deliver to the Owner Trustee, with a copy to the Collateral Agent, a Release Certification and, upon receipt thereof, the Owner Trustee shall authorize the Depositor to withdraw the amount specified therein from the Cash Collateral Account and to pay such amount to or to the order of the Depositor. Upon such payment, such amount shall no longer be part of the Trust Estate. Notwithstanding the generality of the foregoing, no withdrawals of cash or other property from the Cash Collateral Account by the Depositor shall be permitted after June 30, 2001."

         (f) Section 4.1 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "Section 4.1      DELETED."

         (g) Paragraph (a) of Section 4.2 of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by the following:

         "(a) On each Underlying Distribution Date on which amounts are distributed to the Trust, the Owner Trustee shall deposit such amounts into the Certificate Account. On each Payment Date, the Owner Trustee (or its Agent other than the Depositor or any Affiliate) shall withdraw from the Certificate Account all Certificateholder Funds then on deposit therein, and the Owner Trustee (or its Agent) shall, subject to
         Section 4.2(d), either (i) pay such Certificateholder Funds to the Certificateholders if, as shown on the most recent Compliance Certification or Release Certification, the Collateral Test was satisfied or (ii) otherwise transfer such funds to the Cash Collateral Account. Notwithstanding the generality of the foregoing, no payments of Certificateholder Funds to the Certificateholders shall be permitted after June 30, 2001, and thereafter all Certificateholder Funds shall remain in the Certificate Account."

         (h) Exhibit D of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by Exhibit 1 hereto.

         (i) Exhibit E of the 2000-1 Trust Agreement is hereby deleted in its entirety and replaced by Exhibit 2 hereto.

         3. 2000-1 TRUST AGREEMENT RATIFIED. Except as expressly amended hereby , the 2000-1 Trust Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

         4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

         6. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF DELAWARE SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF.

         IN WITNESS WHEREOF, each of the signatories hereto has caused this Amendment to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                DF SPECIAL HOLDINGS CORPORATION,
                                as depositor

                                By: /S/ MARC E. MILLER
                                ----------------------------
                                  Name: Marc E. Miller
                                  Title: Vice President

                                WILMINGTON TRUST COMPANY,
                                in its individual capacity and as Owner Trustee

                                By: /S/ CHARISSE L. RODGERS
                                ----------------------------
                                  Name: Charisse L. Rodgers
                                  Title: Assistant Vice President

ACKNOWLEDGMENT OF CONSENT

U.S. BANK TRUST NATIONAL ASSOCIATION,
as Collateral Agent

By: /S/ PATTY J. KAPSCH
----------------------------
   Name: Patty J. Kapsch
   Title: Trust Officer

                                                                     EXHIBIT 1

                                                 [EXHIBIT D TO TRUST AGREEMENT]

                             COMPLIANCE CERTIFICATE

         DF Special Holdings Corporation, as depositor under the Deposit Trust Agreement, dated as of __________, 2000 (the "Trust Agreement") relating to Delta Funding Residual Holding Trust 2000-1 (the "Trust"), hereby certifies, represents and warrants to [Wilmington Trust Company, as Owner Trustee,] that as of ________, 200_:

                  1. The Collateral Test is satisfied.

                  2. The requirements of Section 4.2 are satisfied.

                  3. A  true  copy  of  this  Compliance  Certificate  has  been delivered to the Collateral Agent.

         Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Trust Agreement.

                  IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on the ____ day of __________, 200_.


                                       DF SPECIAL HOLDINGS CORPORATION

                                       By:
                                       -----------------------------
                                          Name:
                                          Title:

                                                                     EXHIBIT 2

                                                [EXHIBIT E TO TRUST AGREEMENT]

                              RELEASE CERTIFICATION

                  DF Special Holdings Corporation, as depositor under the Deposit Trust Agreement, dated as of ____________, 2000 (the "Trust Agreement") relating to Delta Funding Residual Holding Trust 2000-1 (the "Trust") hereby certifies, represents and warrants to [Wilmington Trust Company, as Owner Trustee,] as follows:

                  1. The Depositor hereby requests the release of $_______  from the Cash Collateral Account

                  2. Upon and after  giving  effect to the release  specified in
                     Paragraph 1:

                           (a)      The Collateral Test is satisfied.

                           (b) The requirements of Sections 4.2(d) of the Trust Agreement are satisfied.

                           (c) A true copy of this Release Certification has been delivered to the Collateral Agent.

                  3. The  release  requested  hereby  does not  violate the last sentence of Section 3.3(b) or the last sentence of Section 4.2(a) of the Trust Agreement.

         Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Trust Agreement.

         IN  WITNESS   WHEREOF,   the   undersigned   has  duly   executed  this
certification as of ____________________.

                                        DF SPECIAL HOLDINGS CORPORATION

                                        By:
                                           ---------------------------
                                            Name: Marc E. Miller
                                            Title: Vice President